News Release Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | virtus.com Virtus Investment Partners Announces Appointment of Board Member HARTFORD, CT, December 11, 2024 – Virtus Investment Partners (NYSE: VRTS), which operates a multi-boutique asset management business, today announced that John C. Weisenseel, who has more than 20 years of experience in senior financial leadership roles, has been appointed to the company’s Board of Directors and to its Audit Committee. Weisenseel, 64, retired as senior vice president and chief financial officer of AllianceBernstein LP, where he supervised all global finance activities for the publicly traded asset management company and was a member of its executive Operating Committee, which established and guided strategic direction for the firm. "We are pleased to welcome John to our board as he brings a significant background in financial management with a deep understanding of the asset management industry,” said Timothy A. Holt, chairman of Virtus’ board. “His operating and financial expertise will be a tremendous resource as we continue to focus on growing the company and delivering long-term shareholder value.” Prior to joining AllianceBernstein in 2012, Weisenseel held leadership roles at McGraw Hill, initially as senior vice president and corporate treasurer and later as senior vice president and chief financial officer of McGraw Hill’s Standard & Poor's subsidiary. Earlier he was vice president and corporate treasurer for Barnes & Noble and held a variety of derivatives trading and financial positions at Citigroup. Since his retirement, he has been an Executive-in-Residence at Lipscomb University’s College of Business in Nashville. He currently serves as a member of the Finance Committee of Nashville Zoo, and as a board member and immediate past chair of both Nashville Public Television and Thistle Farms. Weisenseel earned a Bachelor of Business Administration degree in Accounting from Adelphi University in Garden City, NY and an MBA in Finance and Computer Information Systems from the University of Texas at Austin. He is a Certified Public Accountant (CPA). Exhibit 99.1 Virtus Investment Partners - 2 Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | virtus.com About Virtus Investment Partners, Inc. Virtus Investment Partners (NYSE: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. We provide investment management products and services from our affiliated managers, each with a distinct investment style and autonomous investment process, as well as select subadvisers. Investment solutions are available across multiple disciplines and product types to meet a wide array of investor needs. Additional information about our firm, investment partners, and strategies is available at virtus.com. Forward-Looking Information This press release contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about our beliefs or expectations, are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by such forward-looking terminology as “expect,” “estimate,” "intent," "plan," “intend,” “believe,” “anticipate,” “may,” “will,” “should,” “could,” “continue,” “project,” “opportunity,” “predict,” “would,” “potential,” “future,” “forecast,” “guarantee,” “assume,” “likely,” “target” or similar statements or variations of such terms. Our forward- looking statements are based on a series of expectations, assumptions and projections about the company, are not guarantees of future results or performance, and involve substantial risks and uncertainty as described in our most recent Annual Report on Form 10-K and our filings with the Securities and Exchange Commission, which are available in the Investor Relations section of our website, virtus.com. All forward-looking statements are as of the date of this release only. The company can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially. You are urged to carefully consider all such factors. # # # Contacts Sean Rourke, Investor Relations (860) 263-4709 sean.rourke@virtus.com Joe Fazzino, Media Relations (860) 263-4725 joe.fazzino@virtus.com